SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of February 19, 2014, among PORTFOLIO RECOVERY ASSOCIATES, INC., a Delaware corporation (“PRA”, or the “Borrower”), the Guarantors, the Lenders party hereto constituting Super Majority Lenders and BANK OF AMERICA, N.A., as Administrative Agent.

Recitals

PRA, the Guarantors, the Lenders, and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, are party to that certain Credit Agreement dated as December 19, 2012 (as amended, supplemented, modified and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders agreed to provide a senior credit facility to the Borrower.  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

PRA and the Guarantors have requested that the Administrative Agent and the Lenders agree to certain amendments to the Credit Agreement as set forth herein.  The Administrative Agent and the Lenders set forth below are willing to agree to such amendments to the Credit Agreement on the terms and subject to the conditions hereinafter set forth.

In consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, PRA, the Guarantors, the Lenders party hereto and the Administrative Agent hereby agree as follows:

ARTICLE I
SECOND AMENDMENT EFFECTIVE DATE AMENDMENTS TO CREDIT AGREEMENT

Subject to the satisfaction of the conditions precedent set forth in Article III(a), the Credit Agreement is hereby amended as follows:

(a) The definition of “Domestic Borrowing Base” in Section 1.01 of the Credit Agreement is hereby amended to replace the reference to “30%” in clause (a) thereof with a reference to “33%”.

(b) The definition of “Permitted Convertible Notes” in Section 1.01 of the Credit Agreement is hereby amended to replace the reference to “Section 8.03(m)” with a reference to “Section 8.03(o)”.

(c) The following defined terms are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Add-On Permitted Convertible Notes” has the meaning given to such term in Section 8.03(o).

“Initial Permitted Convertible Notes” has the meaning given to such term in Section 8.03(m).

(d) Section 8.03(m) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(m) Indebtedness of PRA in the form of senior, unsecured convertible notes (including the related indenture) in an aggregate amount not to exceed $300,000,000 (the “Initial Permitted Convertible Notes”); provided, that (i) no Default or Event of Default has occurred or is continuing, or would result from the issuance of such Indebtedness and (ii) such Indebtedness shall not have a maturity date or be subject to any form of redemption within 180 days of the Maturity Date hereunder, other than pursuant to conversion of the Initial Permitted Convertible Notes, customary provisions requiring redemption upon a “change of control” (as defined in the documentation relating to the Initial Permitted Convertible Notes), the occurrence of a Fundamental Change or acceleration upon an event of default;

(e) Section 8.03 of the Credit Agreement is hereby amended to add the following clause (o) immediately following clause (n):

(o) Indebtedness of PRA in an aggregate amount not to exceed $300,000,000, in the form of (i) senior, unsecured convertible notes (including the related indenture) (the “Add-On Permitted Convertible Notes”, and, together with the Initial Permitted Convertible Notes, the “Permitted Convertible Notes”) and/or (ii) other unsecured financings, in each case, which does not contain any financial covenants that are more restrictive than those financial covenants set forth herein or negative covenants that are more restrictive in any material respect than those negative covenants set forth herein (and any renewals, amendments or replacements of any such unsecured financings, so long as that the aggregate principal amount of any such Indebtedness is not increased at the time of such renewal, amendment or replacement thereof, except by an amount equal to a premium or other amount paid, and fees and expenses reasonably incurred, in connection with such refinancing); provided, that (x) no Default or Event of Default has occurred or is continuing, or would result from the issuance of such Indebtedness and (y) with respect to any Add-On Permitted Convertible Notes, such Indebtedness shall not have a maturity date or be subject to any form of redemption within 180 days of the Maturity Date hereunder, other than pursuant to conversion of the Add-On Permitted Convertible Notes, customary provisions requiring redemption upon a “change of control” (as defined in the documentation relating to the Add-On Permitted Convertible Notes), the occurrence of a Fundamental Change or acceleration upon an event of default.

(f) Section 8.13(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) Make any voluntary or optional payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any Indebtedness of any Loan Party or any Subsidiary (other than Indebtedness arising under the Loan Documents, intercompany Indebtedness, cash settlements of conversions of Permitted Convertible Notes permitted by Section 8.06(g) and excluding any Indebtedness that is permitted to be refinanced pursuant to Section 8.03).

ARTICLE II
AKTIV CAPITAL ACQUISITION EFFECTIVE DATE AMENDMENTS TO CREDIT AGREEMENT

Subject to the satisfaction of the conditions precedent set forth in Article III(b), the Credit Agreement is hereby amended as follows:

(a) The following defined terms are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Aktiv Kapital” means Aktiv Kapital AS, a company headquartered in Oslo, Norway.

“Aktiv Kapital Acquisition” means the acquisition by PRA Aktiv Kapital, a Foreign Subsidiary of the Borrower, of all the Equity Interests of Aktiv Kapital.

“Aktiv Kapital Acquisition Effective Date” means the date on which all of the conditions precedent set forth in Article III(b) of the Second Amendment are satisfied.

“PRA Aktiv Kapital” means a to be formed Foreign Subsidiary of the Borrower which will be used to acquire the Equity Interests of Aktiv Kapital.

“Second Amendment” means that certain Second Amendment to the Credit Agreement dated as of February 19, 2014 among PRA, the Guarantors, the Lenders party thereto and the Administrative Agent.

“Second Amendment Effective Date” means February 19, 2014.

(b) The definition of “Intangible Assets” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Intangible Assets” means the amount of all unamortized debt discount and expense, goodwill (other than the portion of the purchase price of the Aktiv Kapital Acquisition associated with goodwill as determined in accordance with GAAP), patents, trademarks, service marks, trade names, copyrights, organization or developmental expenses and other assets treated as intangible assets under GAAP (but not in any even including deferred taxes).

(c) Clause (viii) of the definition of “Permitted Acquisitions” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

(viii) the aggregate consideration (including cash and non-cash consideration, any assumption of Indebtedness, deferred purchase price and any Earn-Out Obligations) paid by the Loan Parties for all such Acquisitions shall not exceed $250,000,000 in any fiscal year (except with respect to the fiscal year ending December 31, 2014, in which case the aggregate consideration paid by the Loan Parties shall not exceed $25,000,000); provided, further, that no more than $150,000,000 of the aggregate consideration paid by the Loan Parties for all such Acquisitions in any fiscal year shall be attributable to non-NFR Assets (for the avoidance of doubt, if all or any portion of any deferred payment obligations or Earn Out Obligations shall not be paid or shall not become payable in accordance with the underlying acquisition documents for such Permitted Acquisition, such amounts shall not be included in the calculation of the aforementioned limits for the fiscal year such Permitted Acquisition was consummated).

(d) Section 8.01 of the Credit Agreement is hereby amended to (i) replace the word “and” immediately following clause (t) thereof with a comma (“,”) and (ii) to add the following clause (v) immediately following clause (u):

and (v) Liens on the assets of Aktiv Kapital and its Subsidiaries securing Indebtedness of Aktiv Kapital and its Subsidiaries permitted under Section 8.03(p).

(e) Section 8.02(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c) (i) Investments in any Person that is a Loan Party prior to giving effect to such Investment and (ii) Investments by a Borrower or any Subsidiary of a Borrower that is a Loan Party in any Person that is not a Loan Party, provided that (x) the aggregate amount of all such Investments does not exceed $125,000,000 in the aggregate at any one time outstanding (plus the amount of any repayments, returns, profits, distributions, income and similar amounts actually received in cash in respect of any Investment made after the Aktiv Kapital Acquisition Effective Date pursuant to this Section 8.02(c)) and (y) the proceeds of such Investments are used to purchase debt portfolios or for other purposes in the ordinary course of business; provided further that, in no event shall the Borrower be permitted to make Investments pursuant to this clause (c)(ii) in excess of $100,000,000 if such amounts in excess of $100,000,000 are used for purposes other than the purchase of debt portfolios;

(f) Section 8.02 of the Credit Agreement is hereby amended to (i) replace the word “and” immediately following clause (s) thereof with a comma (“,”) and (ii) add the following clauses (u) and (v) immediately following clause (t):

(u) one or more loans and/or capital contributions by the Borrower or any of its Subsidiaries to PRA Aktiv Kapital in an aggregate amount not to exceed $950,000,000, in order to allow PRA Aktiv Kapital to consummate the Aktiv Kapital Acquisition; provided that any promissory note evidencing such any such Investment in the form of a loan has been delivered to the Administrative Agent, together with an executed allonge reasonably satisfactory to the Administrative Agent, to serve as collateral for the Obligations; and

(v) the Aktiv Kapital Acquisition; provided that such acquisition meets the requirements set forth in clauses (i), (ii), (iii), (iv), (v) and (vi) of the definition of “Permitted Acquisition”.

(g) Section 8.03(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(j) Indebtedness in the form of obligations under indemnification, purchase price adjustments, incentive, non-compete, consulting, deferred compensation, earn-out obligations, early retirement or termination obligations, pension fund obligations or contributions and similar claims, obligations or contributions incurred in connection with any Permitted Acquisition or the Aktiv Kapital Acquisition;

(h) Section 8.03 of the Credit Agreement is hereby amended to add the following clauses (p) and (q) immediately following clause (o):

(p) the Guarantee by the Borrower and/or any of its Subsidiaries of the Indebtedness of Aktiv Kapital which is permitted under Section 8.03(q); provided that such Guarantee is subordinated to the Obligations in a manner reasonably satisfactory to the Administrative Agent;

(q) Indebtedness, including the undrawn funding commitments, of Aktiv Kapital or any of its Subsidiaries assumed in connection with the Aktiv Kapital Acquisition; provided that such Indebtedness exists at the time of the Aktiv Kapital Acquisition and is not created in contemplation or in connection with such acquisition, and including any renewals, refinancings, replacements or increases in the amount thereof, so long as after giving effect to the incurrence of any such renewal, refinancing, replacement or increase on a Pro Forma Basis, the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11 as of the most recent fiscal quarter for which PRA was required to deliver financial statements pursuant to Section 7.01(a) or (b); and

(i) Section 8.08 of the Credit Agreement is hereby amended to (i) replace the word “and” immediately following clause (d) thereof with a comma (“,”) and (ii) add the following clause (f) immediately following clause (e):

and (f) transactions between or among Subsidiaries that are not Loan Parties and that are not otherwise prohibited by this Agreement.

(j) Section 8.09(a) of the Credit Agreement is hereby amended to add the following subclause (9) immediately following subclause (8):

(9) any document or instrument governing Indebtedness incurred pursuant to Section 8.03(p); provided that, any such restriction contained therein relates only to the asset or assets of Aktiv Kapital and its Subsidiaries.

(k) Section 8.09(b) of the Credit Agreement is hereby amended to (i) replace the word “or” immediately following subclause (vi) thereof with a comma (“,”) and (ii) add the following subclause (viii) immediately following subclause (vii):

(viii) encumbrances or restrictions on PRA Aktiv Kapital or any of its Subsidiaries in Contractual Obligations evidencing Indebtedness permitted under Sections 8.03(o) and (p).

(l) Section 8.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Capital Expenditures.

Permit Consolidated Capital Expenditures during any fiscal year not to exceed $40,000,000.

(m) Section 8.13(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) Make any voluntary or optional payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any Indebtedness of any Loan Party or any Subsidiary (other than Indebtedness of PRA Aktiv Kapital or any Subsidiary thereof, Indebtedness arising under the Loan Documents, intercompany Indebtedness, cash settlements of conversions of Permitted Convertible Notes permitted by Section 8.06(g) and excluding any Indebtedness that is permitted to be refinanced pursuant to Section 8.03).

ARTICLE III
CONDITIONS TO EFFECTIVENESS

(a) The Amendments set forth in Article I shall become effective on the date first written above (the “Second Amendment Effective Date”), when the following conditions have been met:

1. Counterparts. Receipt by the Administrative Agent of counterparts of this Amendment executed on behalf of the Borrower, the Guarantors, the Administrative Agent and the Super-Majority Lenders.

2. Second Amendment Effective Date Fees. Receipt by the Administrative Agent of (i) a fee equal to 5 basis points (.05%) on the aggregate Commitment of each Lender that executes this Amendment, payable to the Administrative Agent for the account of each such Lender and (ii) all other fees and expenses due and owing in connection with this Amendment. The Loan Parties hereby waive the requirements of Section 11.01(b)(e)(ii) in connection therewith.

(b) The Amendments set forth in Article II shall become effective on the date (the “Aktiv Kapital Acquisition Effective Date”) when the following conditions have been met:

1. Second Amendment Effective Date. The conditions precedent set forth in Article III(a) shall have been satisfied.

2. Aktiv Kapital Acquisition. The Aktiv Kapital Acquisition shall have been consummated or shall be consummated substantially simultaneously with the Aktiv Kapital Acquisition Effective Date.

ARTICLE IV
MISCELLANEOUS

1. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

2. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

3. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms and Borrower and each Guarantor confirms, reaffirms and ratifies all such documents and agrees to perform and comply with the terms and conditions of the Credit Agreement, as amended hereby, and the other Loan Documents. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Credit Agreement or any of the Loan Documents.

5. Representations and Warranties. To induce the Administrative Agent Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders on the Second Amendment Effective Date that no Default or Event of Default exists and all statements set forth in Section 5.02(a) of the Credit Agreement are true and correct in all material respects as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct in all material respects on and as of such earlier date).

[SIGNATURE PAGES FOLLOW]IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

PORTFOLIO RECOVERY ASSOCIATES, INC.

By: /s/ Judith S. Scott
Name: Judith S. Scott
Title: Executive Vice President and General Counsel

PORTFOLIO RECOVERY ASSOCIATES, LLC

By: /s/ Judith S. Scott
Name: Judith S. Scott
Title: Member’s Representative

PRA HOLDING I, LLC

By: /s/ Judith S. Scott
Name: Judith S. Scott
Title: Member’s Representative

PRA LOCATION SERVICES, LLC

By: /s/ Judith S. Scott
Name: Judith S. Scott
Title: Member’s Representative

PRA GOVERNMENT SERVICES, LLC

By: /s/ Judith S. Scott
Name: Judith S. Scott
Title: Member’s Representative

PRA RECEIVABLES MANAGEMENT, LLC

By: /s/ Judith S. Scott
Name: Judith S. Scott
Title: Member’s Representative

PRA HOLDING II, LLC

By: /s/ Judith S. Scott
Name: Judith S. Scott
Title: Member’s Representative

PRA HOLDING III, LLC

By: /s/ Judith S. Scott
Name: Judith S. Scott
Title: Member’s Representative

MUNI SERVICES, LLC

By: /s/ Judith S. Scott
Name: Judith S. Scott
Title: Member’s Representative

PRA PROFESSIONAL SERVICES, LLC

By: /s/ Judith S. Scott
Name: Judith S. Scott
Title: Member’s Representative

PRA FINANCIAL SERVICES, LLC

By: /s/ P. Kent McCammon
Name: P. Kent McCammon
Title: Manager

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Reneé Marion
Name: Reneé Marion
Title: Assistant Vice President

BANK OF AMERICA, N.A., as a Lender

By: /s/ Jundie Cadiena
Name: Jundie Cadiena
Title: Senior Vice President

SUNTRUST BANK, as a Lender

By: /s/ Carle Felton
Name: Carle Felton
Title: Director

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ James Cribbet
Name: James Cribbet
Title: Senior Vice President

FIFTH THIRD BANK, as a Lender

By: /s/ Mary Ramsey
Name: Mary Ramsey
Title: Vice President

FIRST TENNESSEE BANK, as a Lender

By: /s/ Duncan S. Owen III
Name: Duncan S. Owen III
Title: Senior Vice President

CAPITAL ONE, N.A., as a Lender

By: /s/ William A. Casey
Name: William A. Casey
Title: Senior Vice President

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By: /s/ Leslie D. Broderick
Name: Leslie D. Broderick
Title: Senior Vice President

STELLAR ONE BANK, as a Lender

By: /s/ Debbie H. Young
Name: Debbie H. Young
Title: Senior Vice President

XENITH BANK, as a Lender

By: /s/ Bradley D. Nott
Name: Bradley D. Nott
Title: Senior Vice President

HERITAGE BANK, as a Lender

By: /s/ Leigh C. Keogh
Name: Leigh C. Keogh
Title: Executive Vice President

UNION FIRST MARKET BANK, as a Lender

By: /s/ James D. Kourouklis
Name: James D. Kourouklis
Title: Senior Vice President